UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 2, 2016
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-33493 (Commission file number)	N/A (IRS employer identification no.)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 2, 2016, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the first quarter March 31, 2016. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2016 Annual General Meeting of Shareholders on April 27, 2016. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2016 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated March 4, 2016.

(1) The following eight persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2017.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	41,145,630	869,072	135,872	23,086,377	8,870,770	—	—	—
David Einhorn	40,818,310	1,255,789	76,475	23,086,377	8,870,770	—	—	—
Leonard Goldberg	40,229,155	1,841,507	79,913	23,086,377	8,870,770	—	—	—
Barton Hedges	41,251,313	819,348	79,913	23,086,377	8,870,770	—	—	—
Ian Isaacs	41,052,839	961,539	136,196	23,086,377	8,870,770	—	—	—
Frank Lackner	41,075,627	992,567	82,380	23,086,377	8,870,770	—	—	—
Bryan Murphy	41,260,732	808,833	81,009	23,086,377	8,870,770	—	—	—
Joseph Platt	41,113,264	956,300	81,009	23,086,377	8,870,770	—	—	—

(2) The following eight persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2017.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	41,681,310	312,597	156,667	23,086,377	8,870,770	—	—	—
David Einhorn	41,674,758	322,586	153,230	23,086,377	8,870,770	—	—	—
Leonard Goldberg	41,674,350	319,283	156,941	23,086,377	8,870,770	—	—	—
Barton Hedges	41,667,453	326,180	156,941	23,086,377	8,870,770	—	—	—
Ian Isaacs	41,604,273	389,113	157,188	23,086,377	8,870,770	—	—	—
Frank Lackner	41,613,705	378,557	158,312	23,086,377	8,870,770	—	—	—
Bryan Murphy	41,679,199	314,434	156,941	23,086,377	8,870,770	—	—	—
Joseph Platt	41,668,374	326,081	156,119	23,086,377	8,870,770	—	—	—

(3) The following four persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2017.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Philip Harkin	41,813,366	177,800	159,409	23,086,377	8,870,770	—	—	—
Barton Hedges	41,801,927	189,239	159,409	23,086,377	8,870,770	—	—	—
Frank Lackner	41,744,906	244,889	160,779	23,086,377	8,870,770	—	—	—
Brendan Tuohy	41,812,204	178,962	159,409	23,086,377	8,870,770	—	—	—

(4) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2016.

	Class A	Class B
For	64,774,375	8,870,770
Against	393,571	—
Abstain	69,005	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2016.

	Class A	Class B
For	64,773,040	8,870,770
Against	399,009	—
Abstain	64,902	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO, Registered Auditors in Ireland, to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2016.

	Class A	Class B
For	64,764,693	8,870,770
Against	399,146	—
Abstain	73,112	—
Broker non-votes	—	—

(7) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	37,792,497	8,870,770
Against	2,091,609	—
Abstain	2,266,468	—
Broker non-votes	23,086,377	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Earnings press release, "GREENLIGHT RE ANNOUNCES FIRST QUARTER 2016 FINANCIAL RESULTS", dated May 2, 2016, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	May 2, 2016